Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Susan Perry
Vice President of Human Resources
Haynes International, Inc.
765-434-7654

Haynes International Inc. Names Marlin C. Losch III Chief Operating Officer

KOKOMO, IN – June 28, 2024 – Haynes International (NASDAQ GS: HAYN), a leading developer, manufacturer and marketer of technologically advanced high-performance alloys, today announced Marlin (Marty) C. Losch III has been named Chief Operating Officer of Haynes International, effective July 1st.

In this newly created position, Losch will have responsibility for all commercial and operational activities for the Company. Losch will report directly to Michael Shor, President and Chief Executive Officer of Haynes.

“For more than 35 years, Marty has been a true cornerstone at Haynes, playing a crucial role in helping to develop and execute our strategy and cementing Haynes’ success as a leader in our industry,” said Michael Shor, President and Chief Executive Officer of Haynes. “As someone with decades of extensive knowledge of our business and operations, the trust of our dedicated customers and support of our workforce, I am confident that Marty is uniquely suited to take on this expanded leadership position at this important time for our company as we continue to work towards closing our previously announced transaction with North American Stainless, a division of Acerinox.”

Haynes has initiated a search to identify candidates to fill Mr. Losch’s prior role as Vice President of Sales and Distribution. The Company expects to fill this role in the coming months and in the meantime, Mr. Losch will continue to lead and support the Sales and Distribution team to ensure a smooth transition.

“It is an honor to step into this role as we embark on this exciting next phase of growth for our company,” said Mr. Losch. “I am immensely proud of Haynes and our people, and the success we’ve achieved together. I am confident in our ability to continue providing our customers with the high-quality products and services they have come to expect. In this new capacity, I look forward to working with our talented group of employees at Haynes.”

Having joined Haynes in 1988, Mr. Losch brings nearly four decades of experience from various operational roles of increasing responsibility, most recently as Vice President of Sales and Distribution. In this capacity he was responsible for sales and distribution worldwide and transformed the department into a world-class service-oriented organization. Prior to that, he was the Vice President of North American Sales for three years after serving as the Regional Manager of the Company’s Midwest operations. He has also held various marketing, quality engineering, and production positions. Marty received his B.S. Material Engineering from Virginia Tech in 1983 and a Masters in Manufacturing Management from GMI in 1996.

The Company also announced that David L. Strobel, Vice President of Kokomo Operations will be retiring in early 2025. Mr. Strobel has been serving as the Company’s Vice President of Kokomo Operations since September 2018, leading the operations team’s safety, quality, and process improvement initiatives. Prior to Haynes, Mr. Strobel served as a consultant to manufacturing companies and held various executive positions at Carpenter Technology Corporation.

Michael Shor, President and Chief Executive Officer of Haynes, added, “I want to thank Dave Strobel, who will be retiring from the Company in early 2025 after six years of incredible service. Dave brought immense knowledge, expertise, and industry insights to Haynes, having spent over 40 years in the specialty alloy industry. He will be missed by his team, the company and myself.”

Haynes has begun a search to identify a replacement for Mr. Strobel, which the Company expects to fill in the coming months. Until his retirement, Mr. Strobel will work alongside his successor to ensure a smooth transition and successful integration with NAS and Acerinox.

About Haynes International

Haynes International, Inc. is a leading developer, manufacturer, and marketer of technologically advanced, high-performance alloys, primarily for use in the aerospace, industrial gas turbine and chemical processing industries.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position, made in this press release are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may”, “should”, “expects”, “intends”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of such terms and other comparable terminology. Statements in this communication that are forward looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of the Company by Parent and the associated integration plans, expected synergies and capital expenditure commitments, anticipated future operating performance and results of the Company, the expected management and governance of the Company following the acquisition and expected timing of the closing of the proposed acquisition and other transactions contemplated by the Merger Agreement.

There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside the Company’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of the Company or Parent or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the failure to obtain applicable regulatory approvals in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of the COVID-19 pandemic or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on the Company’s business, financial condition and results of operations, as well as the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Also, the Company’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in the Company’s filings with the SEC, including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in the Company’s most recently filed Annual Report on Form 10-K filed November 16, 2023, the Company’s Definitive Proxy Statement filed March 18, 2024 and the Company’s Current Reports on Form 8-K.

The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements speak only as of the date hereof.